                         ANNUAL REPORT OCTOBER 31, 1997

                                  OPPENHEIMER

                                QUEST SMALL CAP
                                   VALUE FUND


                                    [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Managers

10 Statement of
   Investments

14 Statement of
   Assets & Liabilities

16 Statement of
   Operations

17 Statements of
   Changes in
   Net Assets

18 Financial Highlights

20 Notes to Financial
   Statements

26 Report of
   Independent
   Accountants

27 Federal Income
   Tax Information

28 Shareholder
   Meeting

29 Officers & Trustees

32 Information &
   Services


REPORT HIGHLIGHTS

- THE FUND'S POSITIVE PERFORMANCE comes primarily from individual stock selections, where we value businesses based on their intrinsic worth, not based on their value relative to the overall stock market or benchmark.

- WE LOOK FOR THREE CHARACTERISTICS when selecting small-cap stocks for the portfolio:

--FIRST, the companies we choose should have a competitive advantage;

--SECOND, they should have strong management teams that use their capital in a way that would benefit shareholders;

--THIRD, the stock of these companies should be priced inexpensively.

 AVG ANNUAL TOTAL RETURNS

For the 1-year period ended
10/31/97 (without sales charges)(1)

CLASS A
 32.72%

CLASS B
 32.05%

Class C
 32.05%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

                  2   Oppenheimer Quest Small Cap Value Fund

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer Quest
Small Cap Value Fund


Dear SHAREHOLDER,
--------------------------------------------------------------------------------

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

         To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

         While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

         We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

         For frequent market updates, please visit our website at WWW.OPPENHEIMERFUNDS.COM or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.


/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
November 21, 1997

                  3   Oppenheimer Quest Small Cap Value Fund

 AVG ANNUAL TOTAL RETURNS
For the Period Ended 9/30/97(1)

CLASS A
                                  Since
 1 year          5 year           Inception
 29.00%          16.39%           14.62%

CLASS B
                                  Since
 1 year          5 year           Inception
 31.13%          N/A              14.45%

CLASS C
                                  Since
 1 year          5 year           Inception
 35.20%          N/A              14.78%

 CUMULATIVE TOTAL RETURN
For the Period Ended 9/30/97(1)

CLASS A
 5-year
 113.62%                          $20,420(3)


PERFORMANCE UPDATE
--------------------------------------------------------------------------------

Oppenheimer Quest Small Cap Value Fund performed in line with our expectations, outperforming during weak market periods and underperforming during periods of strong growth. For the one-year period ended October 31, 1997, the Fund's Class A shares provided an average annual total return without sales charges of 32.72%.(2)


                              GROWTH OF $10,000
                               Over five years
                         (without sales charges)(3)
 Oppenheimer Quest
Small Cap Value Fund
  Class A Shares                                            Russell 2000(4)
     $10000                                                    $10000
      11260.5                                                   11492.1
      12121                                                     11983.4
      12319.6                                                   12245
      12893.3                                                   13315.6
      13311.3                                                   13665
      12920.9                                                   13302.3
      12363.3                                                   12784.3
      13207.7                                                   13671.7
      13272.3                                                   13416
      12806                                                     14034.5
      13869.3                                                   15350.1
      14703.4                                                   16866.1
      14920.7                                                   17231.6
      15600.5                                                   18110.7
      16167                                                     19016.7
      16559.1                                                   19081.1
      17799.6                                                   20073.8
      17730.4                                                   19035.6
      20667.3                                                   22122.3
      22664.9                                                   25414.6


1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 1/3/89. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge.

OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.


                  4   Oppenheimer Quest Small Cap Value Fund

                          SECTOR WEIGHTINGS(5)
Industrial                                                20.4%
Technology                                                19.5
Financial                                                 15.8
Consumer Cyclical                                         15.5
Consumer Non-Cyclical                                     11.9
Basic Materials                                            7.6
Energy                                                     5.6
Utilities                                                  3.7


PORTFOLIO REVIEW
--------------------------------------------------------------------------------

Oppenheimer Quest Small Cap Value Fund is for investors aggressively seeking capital appreciation from small company stocks.

WHAT WE LOOK FOR:

-  Good businesses identified through FUNDAMENTAL ANALYSIS.

-  MANAGEMENT motivated to work for shareholders.

-  Securities that can be purchased at a REASONABLE PRICE.

-  HIGH RETURN ON CAPITAL vs. high growth.

TOP 10 STOCK HOLDINGS(5)
 .................................................................................
Wang Laboratories, Inc.    4.4%        St. Mary Land &
                                       Exploration Co.              2.5%
 .................................................................................
Schulman (A.), Inc.        3.3         Auspex Systems, Inc.         2.5
 .................................................................................
E.W. Blanch                            Flowserve Corp.              2.4
Holdings, Inc.             2.8
 .................................................................................
Magellan Health                        WestPoint Stevens, Inc.      2.3
Services, Inc.             2.8
 .................................................................................
Paxar Corp.                2.5         Lydall, Inc.                 2.3
 .................................................................................


2. Includes changes in net asset value without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992.

4. The Fund's investments are not limited to securities in the Russell 2000, which cannot be purchased directly by investors. The Russell 2000 Index is a capitalization-weighted index of 2,000 U.S. issuers with market values ranging from $25 million to $1 billion.

5. Portfolio is subject to change. Percentages are as of October 31, 1997 and are based on total market value of stock holdings.


                  5   Oppenheimer Quest Small Cap Value Fund

"WE TRY NOT TO DEVIATE FROM OUR DISCIPLINED INVESTMENT APPROACH."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED OVER THE PAST TWELVE MONTHS?

Oppenheimer Quest Small Cap Value Fund performed in line with our expectations. It is common for our value style of investing to outperform in weak markets and underperform in strong growth markets. And, because the past 12 months had been difficult for the small-cap universe as large caps dominated the market, our value style enabled us to provide strong performance. For the one-year period ended October 31, 1997, the Fund's Class A shares provided an average annual total return, without sales charges, of 32.72%.(1) In addition, for the one-year period ended September 30, 1997, the Fund's Class A shares provided an average annual total return, without sales charges, of 36.87%, compared to the average total return for small-cap funds calculated by Lipper Analytical Services of 29.79%.(2)

HOW DO YOU EVALUATE POTENTIAL INVESTMENTS?

First, we look for companies with a competitive advantage that will allow them to maintain a high return on invested capital. Second, we look for companies with strong management teams who use their capital in ways that provide long-term benefits to shareholders, such as increasing production efficiencies. Third, we look for stocks that appear inexpensive. We value businesses based on their intrinsic worth, not based on their value relative to the overall stock market or to the Russell 2000 Index. Rigorously focusing on value may provide a level of protection for the portfolio at times of volatility.


1. Includes changes in net asset value without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Source: Lipper Analytical Services, Inc., 9/30/97. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 136 of 433 (1-year), and 103 of 125 (5-year) among small cap funds for the period ended 9/30/97.


                  6   Oppenheimer Quest Small Cap Value Fund

[PHOTO]

PORTFOLIO MANAGER
Timothy McCormack


WHAT INVESTMENT DECISIONS MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

We don't focus on industry weightings, nor do we try to match the Russell 2000 in terms of sectors. Our positive contributions come strictly from individual stock selections. With that said, one of our single best performers was Magellan Health Services, the nation's largest provider of mental health services in the United States. One of the reasons that Magellan has done so well is that the company sold its hospitals in early 1997, freeing up capital to provide growing services such as managing mental health care programs for clients.

     Another strong performer for the Fund was E.W. Blanch Holdings, Inc, an innovative insurance brokerage firm that has been able to generate new sources of steady revenues to offset the often-volatile level of commissions typical in the property and casualty insurance field. In addition, a successful stock was St. Mary Land & Exploration Company, a small exploration and production company that has had a very good track record of finding oil and natural gas. A combination of having success with some of their higher risk development projects as well as continued success in some of their long-held properties has allowed for significant cash flow generation.


                  7   Oppenheimer Quest Small Cap Value Fund

"SMALL-CAP STOCKS HAVE EXPERIENCED A REBOUND IN THE PAST FOUR MONTHS."


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

WHAT ABOUT AN INVESTMENT THAT DIDN'T DO WELL?

Wang Laboratories, once a leader in the computer hardware business, now provides computer consulting services to companies. The stock hasn't performed well, primarily because the company is still having trouble with investors who remember the company's former life as a troubled hardware manufacturer. However, we believe Wang Laboratories will eventually perform better, now that they've developed a cash flow stream from network maintenance and don't have the manufacturing costs associated with their former business.

WHAT IS YOUR OUTLOOK?

In our last report, we said that we believed that small-cap stocks were historically inexpensive in relation to large-cap stocks. In the past four months, the market also came to that conclusion, and small caps have experienced a rebound. Today, the valuation gap between small caps and large caps is not as great, but we still believe that small caps are undervalued on a relative basis. Regardless of what the market is doing, we are still going to continue what we've been doing, which is to seek investments in good businesses at good prices. In the event of a market decline, we feel that our style of valuing stocks on their intrinsic worth may help preserve our clients' capital.




                  8   Oppenheimer Quest Small Cap Value Fund

FINANCIALS
--------------------------------------------------------------------------------




                  9   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF INVESTMENTS  October 31, 1997



                                                                                             MARKET VALUE
                                                                          SHARES             SEE NOTE 1

===========================================================================================================
COMMON STOCKS--86.5%
---------------------------------------------------------------------------------------------------------
BASIC MATERIALS--6.6%
---------------------------------------------------------------------------------------------------------
CHEMICALS--4.3%
McWhorter Technologies, Inc.(1)                                           155,600            $  4,016,425
---------------------------------------------------------------------------------------------------------
Schulman (A.), Inc.                                                       364,600               8,203,500
                                                                                            -------------
                                                                                               12,219,925

---------------------------------------------------------------------------------------------------------
METALS--1.1%
Chicago Bridge & Iron Co., NV                                             171,500               3,033,406
---------------------------------------------------------------------------------------------------------
PAPER--1.2%
Harland (John H.) Co.                                                      58,400               1,310,350
---------------------------------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                                      110,700               2,220,919
                                                                                            -------------
                                                                                                3,531,269

---------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--13.4%
---------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--5.6%
Borg-Warner Automotive, Inc.                                               72,200               3,934,900
---------------------------------------------------------------------------------------------------------
Champion Enterprises, Inc.(1)                                             272,500               4,785,781
---------------------------------------------------------------------------------------------------------
Harman International Industries, Inc.                                      49,700               2,683,800
---------------------------------------------------------------------------------------------------------
Security Capital Group, Inc.(1)                                             3,103               4,655,310
                                                                                            -------------
                                                                                               16,059,791

---------------------------------------------------------------------------------------------------------
MEDIA--2.6%
Bowne & Co., Inc.                                                          89,700               3,128,287
---------------------------------------------------------------------------------------------------------
Hollinger International, Inc.                                             320,700               4,189,144
                                                                                            -------------
                                                                                                7,317,431

---------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--4.1%
Burlington Industries, Inc.(1)                                            111,100               1,659,556
---------------------------------------------------------------------------------------------------------
Guilford Mills, Inc.                                                      180,100               4,299,887
---------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc.(1)                                                141,600               5,805,600
                                                                                            -------------
                                                                                               11,765,043

---------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--1.1%
Jostens, Inc.                                                             134,900               3,144,856
---------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--10.2%
---------------------------------------------------------------------------------------------------------
BEVERAGES--0.0%
Beringer Wine Estates Holdings, Inc., Cl. B(1)                              4,800                 148,800
---------------------------------------------------------------------------------------------------------
FOOD--1.6%
Triarc Cos.(1)                                                            205,200               4,642,650



                   10   Oppenheimer Quest Small Cap Value Fund

                                                                                             MARKET VALUE
                                                                          SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--3.6%
Dentsply International, Inc.                                              129,000            $  3,660,375
---------------------------------------------------------------------------------------------------------
SpaceLabs Medical, Inc.(1)                                                141,100               3,121,837
---------------------------------------------------------------------------------------------------------
Trigon Healthcare, Inc.(1)                                                141,100               3,448,131
                                                                                            -------------
                                                                                               10,230,343

---------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--5.0%
CorVel Corp.(1)                                                           136,800               5,403,600
---------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc.(1)                                         240,800               6,938,050
---------------------------------------------------------------------------------------------------------
Vital Signs, Inc.                                                         109,800               2,127,375
                                                                                            -------------
                                                                                               14,469,025

---------------------------------------------------------------------------------------------------------
ENERGY--4.8%
---------------------------------------------------------------------------------------------------------
ENERGY SERVICES & PRODUCERS--2.5%
Newfield Exploration Co.(1)                                                32,300                 876,137
---------------------------------------------------------------------------------------------------------
St. Mary Land & Exploration Co.                                           152,100               6,198,075
                                                                                            -------------
                                                                                                7,074,212

---------------------------------------------------------------------------------------------------------
OIL-INTEGRATED--2.3%
KCS Energy, Inc.                                                          102,900               2,707,556
---------------------------------------------------------------------------------------------------------
Nuevo Energy Co.(1)                                                        97,200               4,027,725
                                                                                            -------------
                                                                                                6,735,281

---------------------------------------------------------------------------------------------------------
FINANCIAL--13.7%
---------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.8%
BA Merchant Services, Inc., A Shares(1)                                   205,100               3,063,681
---------------------------------------------------------------------------------------------------------
MoneyGram Payment Systems, Inc.(1)                                        150,200               2,149,737
                                                                                            -------------
                                                                                                5,213,418

---------------------------------------------------------------------------------------------------------
INSURANCE--11.9%
CNA Surety Corp.(1)                                                       276,900               4,205,419
---------------------------------------------------------------------------------------------------------
Delphi Financial Group, Inc., Cl. A                                        91,330               3,767,362
---------------------------------------------------------------------------------------------------------
E.W. Blanch Holdings, Inc.                                                207,500               6,951,250
---------------------------------------------------------------------------------------------------------
Enhance Financial Services Group, Inc.                                     53,500               2,825,469
---------------------------------------------------------------------------------------------------------
Gryphon Holdings, Inc.(1)                                                 195,900               3,158,887
---------------------------------------------------------------------------------------------------------
Horace Mann Educators Corp.                                                63,800               3,588,750
---------------------------------------------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                                                87,700               3,814,950
---------------------------------------------------------------------------------------------------------
United Wisconsin Services, Inc.                                           203,900               5,670,969
                                                                                            -------------
                                                                                               33,983,056

---------------------------------------------------------------------------------------------------------
INDUSTRIAL--17.7%
---------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--2.1%
AMETEK, Inc.                                                              101,400               2,389,238
---------------------------------------------------------------------------------------------------------
Oak Industries, Inc.(1)                                                   121,900               3,497,006
                                                                                            -------------
                                                                                                5,886,244



                   11   Oppenheimer Quest Small Cap Value Fund

                                                                                            MARKET VALUE
                                                                           SHARES           SEE NOTE 1
---------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--1.2%
Dal-Tile International, Inc.(1)                                             73,100          $     808,669
---------------------------------------------------------------------------------------------------------
Interpool, Inc.                                                            166,200              2,659,200
                                                                                            -------------
                                                                                                3,467,869

---------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--3.8%
Culligan Water Technologies, Inc.(1)                                       10,647                 453,828
---------------------------------------------------------------------------------------------------------
Lydall, Inc.(1)                                                           278,600               5,711,300
---------------------------------------------------------------------------------------------------------
National Data Corp.                                                        70,100               2,589,319
---------------------------------------------------------------------------------------------------------
National Patent Development Corp.(1)                                      155,400               2,165,888
                                                                                            -------------
                                                                                               10,920,335

---------------------------------------------------------------------------------------------------------
MANUFACTURING--10.6%
Baldwin Technology Co., Inc., Cl. A(1)                                    677,200               3,301,350
---------------------------------------------------------------------------------------------------------
EASCO, Inc.                                                               165,400               2,005,475
---------------------------------------------------------------------------------------------------------
Flowserve Corp.                                                           198,800               5,914,300
---------------------------------------------------------------------------------------------------------
JLG Industries, Inc.                                                      184,600               2,342,113
---------------------------------------------------------------------------------------------------------
OmniQuip International, Inc.                                              202,000               3,383,500
---------------------------------------------------------------------------------------------------------
Paxar Corp.(1)                                                            366,900               6,237,300
---------------------------------------------------------------------------------------------------------
Roper Industries, Inc.                                                     52,600               1,403,763
---------------------------------------------------------------------------------------------------------
United Dominion Industries Ltd.                                            73,100               1,909,738
---------------------------------------------------------------------------------------------------------
Varlen Corp.                                                               13,100                 494,525
---------------------------------------------------------------------------------------------------------
Watts Industries, Inc., Cl. A                                             136,200               3,456,075
                                                                                            -------------
                                                                                               30,448,139

---------------------------------------------------------------------------------------------------------
TECHNOLOGY--16.9%
---------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--2.2%
Kaydon Corp.                                                              122,400               3,717,900
---------------------------------------------------------------------------------------------------------
Tracor, Inc.(1)                                                            93,200               2,493,100
                                                                                            -------------
                                                                                                6,211,000

---------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--6.0%
Auspex Systems, Inc.(1)                                                   526,500               6,120,563
---------------------------------------------------------------------------------------------------------
Wang Laboratories, Inc.(1)                                                476,200              11,012,125
                                                                                            -------------
                                                                                               17,132,688

---------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES--3.9%
BancTec, Inc.(1)                                                          168,000               3,843,000
---------------------------------------------------------------------------------------------------------
BDM International, Inc.(1)                                                 84,500               1,869,563
---------------------------------------------------------------------------------------------------------
BISYS Group, Inc. (The)(1)                                                179,500               5,586,938
                                                                                            -------------
                                                                                               11,299,501



                   12   Oppenheimer Quest Small Cap Value Fund

                                                                                             MARKET VALUE
                                                                          SHARES             SEE NOTE 1
---------------------------------------------------------------------------------------------------------
ELECTRONICS--2.2%
Exar Corp.(1)                                                             147,100            $  3,530,400
---------------------------------------------------------------------------------------------------------
Watkins-Johnson Co.                                                        88,200               2,734,200
                                                                                            -------------
                                                                                                6,264,600

---------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY--2.6%
CommScope, Inc.(1)                                                        284,800               3,132,800
---------------------------------------------------------------------------------------------------------
TCA Cable TV, Inc.                                                        102,600               4,232,250
                                                                                            -------------
                                                                                                7,365,050

---------------------------------------------------------------------------------------------------------
UTILITIES--3.2%
---------------------------------------------------------------------------------------------------------
GAS UTILITIES--1.9%
Cabot Oil & Gas Corp., Cl. A                                              228,500               5,484,000
---------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.3%
ACC Corp.(1)                                                               92,800               3,677,200
                                                                                            -------------
Total Common Stocks (Cost $208,114,289)                                                       247,725,132


                                                                        FACE
                                                                        AMOUNT
=========================================================================================================
SHORT-TERM NOTES--13.3%(2)
---------------------------------------------------------------------------------------------------------
Deere (John) Capital Corp.:
5.47%, 11/6/97                                                          $1,741,000              1,739,677
5.48%, 11/24/97                                                          8,998,000              8,966,497
---------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.50%, 11/3/97                                   6,275,000              6,273,083
---------------------------------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.50%, 11/5/97                                  1,786,000              1,784,909
---------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.51%, 12/1/97                          5,708,000              5,681,696
---------------------------------------------------------------------------------------------------------
Household Finance Corp., 5.49%, 11/13/97                                 3,930,000              3,922,808
---------------------------------------------------------------------------------------------------------
IBM Credit Corp.:
5.50%, 11/10/97                                                          1,071,000              1,069,527
5.50%, 11/3/97                                                           7,500,000              7,497,729
---------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.53%, 11/5/97                                  991,000                990,391
                                                                                             ------------
Total Short-Term Notes (Cost $37,926,317)                                                      37,926,317
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $246,040,606)                               99.8%           285,651,449
---------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                0.2                587,910
                                                                        ----------           ------------
NET ASSETS                                                                   100.0%          $286,239,359
                                                                        ==========           ============


1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                   13   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES   October 31, 1997



==================================================================================================================
ASSETS
Investments, at value (cost $246,040,606)--see accompanying statement                                 $285,651,449
------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                       3,236,709
Investments sold                                                                                           651,984
Interest and dividends                                                                                      61,920
------------------------------------------------------------------------------------------------------------------
Other                                                                                                        3,055
                                                                                                      ------------
Total assets                                                                                           289,605,117

==================================================================================================================
LIABILITIES
Bank overdraft                                                                                              59,876
------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                    1,580,048
Shares of beneficial interest redeemed                                                                   1,519,364
Distribution and service plan fees                                                                          60,737
Transfer agent and accounting services fees                                                                 20,458
Other                                                                                                      125,275
                                                                                                      ------------
Total liabilities                                                                                        3,365,758

==================================================================================================================
NET ASSETS                                                                                            $286,239,359
                                                                                                      ============

==================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                            $    129,536
------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                             221,279,505
------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                25,219,475
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                      39,610,843
                                                                                                      ------------
Net assets                                                                                            $286,239,359
                                                                                                      ============

                   14   Oppenheimer Quest Small Cap Value Fund

=============================================================================================================
NET ASSET VALUE PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $181,972,857 and 8,174,792 shares of beneficial interest outstanding)                               $22.26
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                            $23.62

-------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $79,754,417 and 3,654,046 shares of beneficial interest outstanding)                                $21.83

-------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $24,512,085 and 1,124,775 shares of beneficial interest outstanding)                                $21.79

See accompanying Notes to Financial Statements.


                   15   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF OPERATIONS  For the Year Ended October 31, 1997



=====================================================================================================================
INVESTMENT INCOME
Interest                                                                                                 $ 1,550,682
--------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $9,430)                                                     1,319,016
                                                                                                         -----------
Total income                                                                                               2,869,698

====================================================================================================================
EXPENSES
Management fees--Note 4                                                                                    1,959,159
--------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                      656,188
Class B                                                                                                      473,134
Class C                                                                                                      173,642
--------------------------------------------------------------------------------------------------------------------
Transfer agent and accounting services fees--Note 4                                                          290,422
--------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                          124,984
--------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                  53,099
--------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   27,684
--------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                   18,087
--------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                       17,011
--------------------------------------------------------------------------------------------------------------------
Other                                                                                                         26,009
                                                                                                         -----------
Total expenses                                                                                             3,819,419

====================================================================================================================
NET INVESTMENT LOSS                                                                                         (949,721)

====================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                          26,283,370
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                      26,186,257
                                                                                                         -----------
Net realized and unrealized gain                                                                          52,469,627

====================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $51,519,906
                                                                                                         ===========


See accompanying Notes to Financial Statements.



                   16   Oppenheimer Quest Small Cap Value Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                                                        YEAR ENDED OCTOBER 31,
                                                                                        1997                   1996
===========================================================================================================================
OPERATIONS
Net investment loss                                                                     $   (949,721)          $    (16,011)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                         26,283,370             19,244,292
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                     26,186,257              4,837,245
                                                                                        ------------           ------------
Net increase in net assets resulting from operations                                      51,519,906             24,065,526

===========================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                                           --               (758,969)
Class B                                                                                           --                (44,363)
Class C                                                                                           --                (29,083)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                  (12,867,588)            (6,609,655)
Class B                                                                                   (4,078,752)            (1,335,461)
Class C                                                                                   (1,743,582)              (506,878)

===========================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                                                   56,911,663            (24,805,861)
Class B                                                                                   41,289,209              4,861,970
Class C                                                                                    8,515,292              3,040,987

===========================================================================================================================
NET ASSETS
Total increase (decrease)                                                                139,546,148             (2,121,787)
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      146,693,211            148,814,998
                                                                                        ------------           ------------
End of period                                                                           $286,239,359           $146,693,211
                                                                                        ============           ============

See accompanying Notes to Financial Statements.


                   17   Oppenheimer Quest Small Cap Value Fund

FINANCIAL HIGHLIGHTS


                                                  CLASS A
                                                  ----------------------------------------------------------------------------
                                                  YEAR ENDED OCTOBER 31,
                                                  1997           1996(2)           1995             1994             1993
==============================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $19.03         $17.31            $16.33           $17.68            $14.60
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment
income (loss)                                         (.07)           .03               .11(3)          (.03)(3)          (.04)(3)
Net realized and unrealized gain                      5.66           2.79              1.29              .01              4.26
                                                    ------         ------            ------           ------            ------
Total income (loss) from
investment operations                                 5.59           2.82              1.40             (.02)             4.22

------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions
to shareholders:
Dividends from net
investment income                                       --           (.11)               --               --                --
Distributions from net
realized gain                                        (2.36)          (.99)             (.42)           (1.33)            (1.14)
                                                    ------         ------            ------           ------            ------
Total dividends and distributions
to shareholders                                      (2.36)         (1.10)             (.42)           (1.33)            (1.14)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $22.26         $19.03            $17.31           $16.33            $17.68
                                                    ======         ======            ======           ======            ======

==============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                  32.72%         17.17%             8.82%            0.04%            30.21%

==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
period (in thousands)                             $181,973       $102,746          $116,307         $120,102          $104,898
------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                                    $131,503       $117,765          $119,440         $115,276          $ 75,500
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                         (0.32)%         0.11%             0.67%           (0.14)%           (0.36)%
Expenses                                              1.78%          1.90%             1.80%            1.88%             1.89%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                            82.1%          70.4%             76.0%            67.0%             74.0%
Average brokerage commission rate(7)               $0.0550        $0.0515                --               --                --


1. For the period from September 1, 1993 (inception of offering) to October 31, 1993.

2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

3. Based on average shares outstanding for the period.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

5. Annualized.


                   18   Oppenheimer Quest Small Cap Value Fund

CLASS B                                                            CLASS C
-------------------------------------------------------------      ----------------------------------------------------------
YEAR ENDED OCTOBER 31,                                             YEAR ENDED OCTOBER 31,
1997          1996(2)      1995          1994         1993(1)      1997         1996(2)      1995         1994        1993(1)
=============================================================================================================================
 $18.79        $17.11       $16.24        $17.66       $17.19       $18.76      $17.11       $16.23       $17.67       $17.19
-----------------------------------------------------------------------------------------------------------------------------


   (.05)         (.06)         .02(3)       (.11)(3)     (.02)(3)     (.08)       (.05)         .01(3)      (.13)(3)     (.02)(3)
   5.45          2.76         1.27           .02          .49         5.47        2.75         1.29          .02          .50
-------        ------       ------        ------       ------      -------      ------       ------       ------       ------

   5.40          2.70         1.29          (.09)         .47         5.39        2.70         1.30         (.11)         .48
-------------------------------------------------------------      ----------------------------------------------------------

     --          (.03)          --            --           --           --        (.06)          --           --           --

  (2.36)         (.99)        (.42)        (1.33)          --        (2.36)       (.99)        (.42)       (1.33)          --
-------        ------       ------        ------       ------      -------      ------       ------       ------       ------

  (2.36)        (1.02)        (.42)        (1.33)          --        (2.36)      (1.05)        (.42)       (1.33)          --
-----------------------------------------------------------------------------------------------------------------------------
 $21.83        $18.79       $17.11        $16.24       $17.66       $21.79      $18.76       $17.11       $16.23       $17.67
=======        ======       ======        ======       ======      =======     =======      =======       ======       ======

=============================================================================================================================
  32.05%        16.57%        8.17%        (0.39)%       2.73%     32.05%      16.55%        8.24%       (0.51)%       2.79%

=============================================================================================================================


$79,754       $30,766      $23,440       $16,144       $1,754      $24,512     $13,181       $9,068       $3,344         $235
-----------------------------------------------------------------------------------------------------------------------------

$47,462       $26,478      $20,105       $ 9,401       $  934      $17,401     $11,501       $6,114       $1,381         $138
-----------------------------------------------------------------------------------------------------------------------------

  (0.80)%       (0.37)%       0.09%        (0.70)%      (1.15)%(5)   (0.81)%     (0.40)%       0.08%       (0.81)%      (1.20)%(5)
   2.27%         2.38%        2.37%         2.48%        2.57%(5)     2.28%       2.40%        2.38%        2.59%        2.57%(5)
-----------------------------------------------------------------------------------------------------------------------------
   82.1%         70.4%        76.0%         67.0%        74.0%        82.1%       70.4%        76.0%        67.0%        74.0%
$0.0550       $0.0515           --            --           --      $0.0550     $0.0515           --           --           --


6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $202,399,264 and $142,092,083, respectively.

7. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.




                  19    Oppenheimer Quest Small Cap Value Fund

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Small Cap Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to invest in a diversified portfolio which under normal conditions will have at least 65% of its assets invested in equity securities of companies with market capitalizations under $1 billion. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                  20    Oppenheimer Quest Small Cap Value Fund

================================================================================
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes due to capital loss carryforwards. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect a decrease in accumulated net realized gain on investments of $949,722. Distributions in excess of net investment income were decreased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.





                 21   Oppenheimer Quest Small Cap Value Fund

================================================================================

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                         YEAR ENDED OCTOBER 31, 1997          YEAR ENDED OCTOBER 31, 1996
                                         ----------------------------         ---------------------------------
                                         SHARES           AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                      4,335,222       $ 89,701,871         1,937,231        $ 35,893,630
Dividends and distributions
reinvested                                  702,966         12,330,011           420,196           7,076,100
Redeemed                                 (2,262,183)       (45,120,219)       (3,676,057)        (67,775,591)
                                         ----------       ------------        ----------        ------------
Net increase (decrease)                   2,776,005       $ 56,911,663        (1,318,630)       $(24,805,861)
                                         ==========       ============        ==========        ============

---------------------------------------------------------------------------------------------------------------
Class B:
Sold                                      2,332,167       $ 48,062,468           551,514         $10,124,916
Dividends and distributions
reinvested                                  224,295          3,875,823            78,798           1,315,750
Redeemed                                   (539,908)       (10,649,082)         (362,432)         (6,578,696)
                                         ----------       ------------        ----------        ------------
Net increase                              2,016,554       $ 41,289,209           267,880        $  4,861,970
                                         ==========       ============        ==========        ============

---------------------------------------------------------------------------------------------------------------
Class C:
Sold                                        824,415       $ 16,750,151           389,343        $  7,061,411
Dividends and distributions
reinvested                                   98,870          1,705,500            31,101             518,457
Redeemed                                   (501,181)        (9,940,359)         (247,719)         (4,538,881)
                                         ----------       ------------        ----------        ------------
Net increase                                422,104       $  8,515,292           172,725        $  3,040,987
                                         ==========       ============        ==========        ============

================================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At October 31, 1997, net unrealized appreciation on investments of $39,610,843 was composed of gross appreciation of $43,885,923, and gross depreciation of $4,275,080.





                 22   Oppenheimer Quest Small Cap Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million, and 0.85% of average annual net assets over $800 million. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred.

         The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1997, the Manager paid $739,156 to the Sub-Advisor. On February 13, 1997 PIMCO Advisors L.P., signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital (the parent of OpCap Advisors) and the 1.0% general interest in Oppenheimer Capital L.P.

         For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $765,109, of which $219,548 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,252,080 and $104,474, of which $62,365 and $2,223, respectively, were paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $89,524 and $9,244, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

         OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1997, the Fund paid OFS $219,098.





                 23   Oppenheimer Quest Small Cap Value Fund

================================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES  (CONTINUED)

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1997, OFDI paid $147,485 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

         The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $15,758 and $24,479, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $390,068 and $72,899, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At October 31, 1997, OFDI had incurred unreimbursed expenses of $1,086,533 for Class B and $148,557 for Class C.





                    24   Oppenheimer Quest Small Cap Value Fund

================================================================================
5. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

         The Fund had no borrowings outstanding during the year ended October 31, 1997.





                 25   Oppenheimer Quest Small Cap Value Fund

REPORT OF INDEPENDENT ACCOUNTANTS


================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Small Cap Value Fund (one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund), at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP

Denver, Colorado
November 21, 1997





                 26   Oppenheimer Quest Small Cap Value Fund

FEDERAL INCOME TAX INFORMATION  (Unaudited)



================================================================================
In early 1998 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

         Distributions of $2.3613 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 16, 1996, of which, for each class of shares, $1.3765 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

         Dividends paid by the Fund during the fiscal year ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by 10.90% to arrive at the net amount eligible for the corporate dividend-received deduction.

         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.





                 27   Oppenheimer Quest Small Cap Value Fund

SHAREHOLDER MEETING  (Unaudited)

================================================================================
On May 27, 1997, a special shareholder meeting was held at which the selection of Price Waterhouse LLP as the independent accountants and auditors of the Fund for the fiscal year beginning November 1, 1996 was ratified (Proposal No. 1), the proposed changes to certain of the Fund's fundamental investment policies, including changes to the investment objective were approved (Proposal No. 2), the investment Advisory Agreement between the Fund and OppenheimerFunds, Inc. was approved (Proposal No. 3), the subadvisory Agreement between OppenheimerFunds, Inc. and OpCap Advisors was approved (Proposal No. 4), the Fund's Class A 12b-1 Distribution and Service Plan was approved by Class A shareholders (Proposal No. 5), the Fund's Class B 12b-1 Distribution and
Service Plan was approved by Class B shareholders (Proposal No. 6), and the Fund's Class C 12b-1 Distribution and Service Plan was approved by Class C shareholders (Proposal No. 7) as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:

                                                                    WITHHELD/             BROKER
PROPOSAL               FOR                     AGAINST              ABSTAIN               NON-VOTES          TOTAL
----------------------------------------------------------------------------------------------------------------------------
Proposal No. 1          4,573,260.008           102,258.928          238,209.437          3,644,377          4,913,728.373
Proposal No. 2          4,365,776.796           229,202.907          319,134.617          3,644,377          4,914,114.320
Proposal No. 3          4,442,937.771           170,133.736          301,316.167          3,644,377          4,914,387.674
Proposal No. 4          4,403,574.847           193,195.260          316,961.266          3,644,377          4,913,731.373
Proposal No. 5          3,040,021.433           112,679.822          226,964.553          2,456,535          3,379,665.808
Proposal No. 6            937,906.228            88,314.690           84,145.865            865,177          1,110,366.783
Proposal No. 7            391,277.414            12,387.117           20,028.251            322,664            423,692.782





                 28   Oppenheimer Quest Small Cap Value Fund

OPPENHEIMER QUEST SMALL CAP VALUE FUND

A series of Oppenheimer Quest for Value Funds


====================================================================================================================================
OFFICERS AND TRUSTEES                            Bridget A. Macaskill, Chairman of the Board of Trustees and President
                                                 Paul Y. Clinton, Trustee
                                                 Thomas W. Courtney, Trustee
                                                 Lacy B. Herrmann, Trustee
                                                 George Loft, Trustee
                                                 Robert C. Doll, Jr., Vice President
                                                 George C. Bowen, Treasurer
                                                 Robert J. Bishop, Assistant Treasurer
                                                 Scott T. Farrar, Assistant Treasurer
                                                 Andrew J. Donohue, Secretary
                                                 Robert G. Zack, Assistant Secretary

====================================================================================================================================
INVESTMENT ADVISOR                               OppenheimerFunds, Inc.

====================================================================================================================================
SUB-ADVISOR                                      OpCap Advisors

====================================================================================================================================
DISTRIBUTOR                                      OppenheimerFunds Distributor, Inc.

====================================================================================================================================
TRANSFER AND SHAREHOLDER                         OppenheimerFunds Services
SERVICING AGENT

====================================================================================================================================
CUSTODIAN OF                                     State Street Bank and Trust Company
PORTFOLIO SECURITIES

====================================================================================================================================
INDEPENDENT ACCOUNTANTS                          Price Waterhouse LLP

====================================================================================================================================
LEGAL COUNSEL                                    Gordon Altman Butowsky Weitzen Shalov & Wein

                                                 This is a copy of a report to shareholders of Oppenheimer Quest Small Cap
                                                 Value Fund. This report must be preceded or accompanied by a Prospectus of
                                                 Oppenheimer Quest Small Cap Value Fund. For material information concerning the Fund, see the Prospectus.

                                                 Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.





                 29   Oppenheimer Quest Small Cap Value Fund

OPPENHEIMERFUNDS FAMILY



====================================================================================================================================
REAL ASSET FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Real Asset Fund                                  Gold & Special Minerals Fund

====================================================================================================================================
STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Developing Markets Fund                          Capital Appreciation Fund(1)            Disciplined Value Fund
Enterprise Fund                                  Quest Capital Value Fund                Quest Value Fund
International Growth Fund                        Growth Fund                             MidCap Fund
Discovery Fund                                   Global Fund                             International Small
Quest Small Cap Value Fund                       Quest Global Value Fund                   Company Fund

====================================================================================================================================
STOCK & BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
Main Street Income &                             Quest Growth &Income                    Disciplined Allocation Fund
  Growth Fund                                      Value Fund                            Multiple Strategies Fund(2)
Quest Opportunity Value Fund                     Global Growth &Income Fund              Bond Fund for Growth
Total Return Fund                                Equity Income Fund

====================================================================================================================================
BOND FUNDS
------------------------------------------------------------------------------------------------------------------------------------
International Bond Fund                          Champion Income Fund                    U.S. Government Trust
High Yield Fund                                  Strategic Income Fund                   Limited-Term Government Fund
                                                 Bond Fund

====================================================================================================================================
MUNICIPAL FUNDS
------------------------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)                     Pennsylvania Municipal Fund(3)          Rochester Division:
Florida Municipal Fund(3)                        Municipal Bond Fund                     Rochester Fund Municipals
New Jersey Municipal Fund(3)                     Insured Municipal Fund                  Limited Term New York
New York Municipal Fund(3)                       Intermediate Municipal Fund               Municipal Fund

====================================================================================================================================
MONEY MARKET FUNDS(4)
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                                Cash Reserves

====================================================================================================================================
LIFESPAN
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                      Balanced Fund                           Income Fund


1. On 12/18/96, the Fund's name was changed from "Target Fund."

2. On 3/16/97, the Fund's name was changed from "Asset Allocation Fund."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the U.S. government and there can be no assurance that a money market fund will be able to maintain a stable net asset value of $1.00 per share. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C)  Copyright 1997 OppenheimerFunds, Inc. All rights reserved.





                 30   Oppenheimer Quest Small Cap Value Fund

INTERNET
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information

WWW.OPPENHEIMERFUNDS.COM


GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

1-800-525-7048


ACCOUNT TRANSACTIONS
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Sat 10am-4pm ET

1-800-852-8457


PHONELINK
24-hr automated information
and automated transactions

1-800-533-3310


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FOR THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET

1-800-843-4461


OPPENHEIMERFUNDS
INFORMATION HOTLINE
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affect your investments

1-800-835-3104


INFORMATION AND SERVICES
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

     So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[OPPENHEIMERFUNDS LOGO]

RA0251.001.1097  December 30, 1997